                                 Annual Report
                                 March 31, 2000


                                 Legg Mason


                               Value Trust, Inc.

                              Special Investment
                                  Trust, Inc.

                           Total Return Trust, Inc.


                                 Primary Class


                            [LEGG MASON FUNDS LOGO]
                           The Art of Investing/SM/

To Our Shareholders,

  The following table summarizes key statistics for the Primary Class of shares of the Legg Mason Value Trust, Special Investment Trust and Total Return Trust, as of March 31, 2000:

                                                 Total Return/1/
                                             ----------------------
                                             3-Months     12-Months
                                             --------     ---------
Value Trust                                     -.01%        +6.74%
Lipper Large-Cap Growth Funds/2/               +8.49%       +38.08%
Standard & Poor's 500 Composite Index          +2.29%       +17.94%

Special Investment Trust                        +.32%       +28.55%
Lipper Mid-Cap Core Funds/2/                  +15.18%       +60.23%
Russell 2000 Index                             +7.08%       +37.29%

Total Return Trust                             -2.61%        -6.62%
Lipper Multi-Cap Value Funds/2/                +1.05%        +7.92%

  After exceptional performance in the prior twelve-month period, Value Trust and Special Investment Trust underperformed the average of funds in their Lipper categories and relevant stock market indices during the twelve months ended March 31, 2000. Total Return Trust's performance also trailed that of the average fund in its Lipper category during the period. Detailed comments on each Fund appear in the portfolio managers' comments on the following pages.

  Long-term investment results for each of the Funds are shown in the Performance Information section of this report. We are pleased that Value Trust, our original equity fund, has earned an annual compounded return for shareholders of 21.33% since its inception in 1982.

  PricewaterhouseCoopers LLP, independent accountants for each of the Funds, has completed its annual examination, and audited financial statements for the fiscal year ended March 31, 2000, are included in this report.

                                                   Sincerely,

                                                   /s/ John F. Curley, Jr.
                                                   -----------------------
                                                   John F. Curley, Jr.
                                                   President

May 5, 2000

--------------
/1/ Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

/2/ Value Trust is now included in Lipper Analytical Services' "Large-Cap Growth
    Fund" category (funds which normally invest in larger capitalization issues with earnings expected to grow significantly faster than earnings of stocks included in Standard & Poor's 500 Composite Index). Special Investment Trust is included in the "Mid-Cap Core Fund" category (funds which normally invest in mid-sized capitalization issues, with wide latitude in the companies in which they invest). Total Return Trust is included in the "Multi-Cap Value Fund" category (funds which normally invest in issues, with a variety of market capitalization sizes, which are considered to be undervalued relative to stocks in the Standard & Poor's 500 Composite Index).

Portfolio Managers' Comments

Value Trust: Review of Fiscal Year 2000 Market Conditions and Strategies
             Affecting Results

     "When we think about the future of the world, we always have in mind its being at the place where it would be if it continued to move as we see it moving now. We do not realize that it moves not in a straight line ... and that its direction changes constantly."
                                                                 Wittgenstein

  The cumulative results for your Fund at March 31, 2000, for the past three months, one year, and longer periods are shown in the table below:

                                            First                                                                Since
                                           Quarter    1 Year    3 Years    5 Years    10 Years     15 Years    Inception*
---------------------------------------------------------------------------------------------------------------------------
Value Trust                                  -.01%     +6.74%   +148.60%   +371.88%    +629.05%   +1,208.17%    +3,128.91%
S&P 500 Composite Index                     +2.29%    +17.94%   +106.77%   +227.29%    +461.89%   +1,160.99%    +2,144.05%
Dow Jones Industrial Average                -4.65%    +13.39%    +74.60%   +189.61%    +419.20%   +1,244.38%    +2,252.79%
Lipper Diversified Equity Funds             +7.04%    +35.64%   +102.48%   +182.61%    +382.36%     +851.20%    +1,469.37%
Lipper Large-Cap Growth Funds               +8.49%    +38.08%   +157.62%   +270.26%    +540.66%   +1,130.17%    +1,679.30%
---------------------------------------------------------------------------------------------------------------------------

* The Value Trust, S&P 500 Composite Index, and Dow Jones returns are for the period April 16, 1982 (inception of the Fund) to March 31, 2000. The Lipper Diversified Equity Funds and Lipper Large-Cap Growth Funds returns are for the period April 30, 1982 to March 31, 2000.

  As you can see, during our fiscal year ended March 31, our results lagged those of the popular indices and those of most funds with similar objectives. This is, in part, an accident of the calendar. Move back three months, for example, and the relative results are dramatically better. The problem is known as sensitive dependence on initial conditions, and it afflicts any complex adaptive system such as the stock market.

  We have written extensively about the obsessive focus on and attempts to dissect short-term performance data and won't repeat our remarks here. As numerous academic studies have shown, past performance is not much help in predicting future results. The data above show what we have done, not what we will be able to do.

  The best way to understand the twelve months ended March 31 is to put that period in a broader context. As a result of the global financial crisis that began with the collapse of fixed exchange rates in most Asian developing countries and culminated in the collapse of hedge fund Long-Term Capital Management in September 1998, the Federal Reserve Board cut short-term interest rates three times that fall. As we entered calendar 1999, most observers fretted that the Fed had not done enough and that the world faced slow growth at best, a long workout in emerging countries, and a real risk of a global deflationary collapse. Oil was at $12 a barrel; other commodities were similarly depressed.

  No one predicted what actually happened: exceptionally strong U.S. growth, solid international growth that was accelerating into 2000, oil prices more than doubling, and emerging stock markets the world's best performers. As is often the case in financial markets, when the opinions are all on one side, the opportunities are usually on the other.

  We can also describe the same period in terms of the ebb and flow of risk preferences. Prior to the financial crisis, years of high returns made investors risk-seeking. Large losses in stocks from the summer of 1998 into the autumn led to a flight to quality. Interest rates fell as money fled to risk-free treasuries. As 1999 progressed, investors gradually began reallocating assets back into riskier assets as they observed that those assets were gaining in value and treasuries were falling. Last year (1999) was among the worst bear markets in history for fixed income securities as interest rates rose steadily throughout the year and investors increasingly sought riskier assets.

  Stock prices meandered through most of 1999; the S&P 500 gained only about 4% through September. Then, in the fourth quarter, technology stocks exploded, propelling the S&P to a gain of over 20% and the NASDAQ, over three-fourths of whose capitalization is technology, to a yearly gain of over 85%.

  Over the past four years technology stocks have been star performers. The S&P 500 gained about 26% per year compounded from the beginning of 1996 through 1999, while the NASDAQ gained over 40% per year during the same period. Investors, both individuals and professionals, absorbed the lesson that if you were overweight in technology you outperformed the market, and if you were underweight, you underperformed.

  Consensus expectations entering 2000 were for more of the same (what else?). Most people tend to expect a continuation of observed trends. Since growth had been strong, it was (and is) expected to remain so. Since technology had consistently been the source of high returns, it was expected to remain so. Since investing in the so-called "old economy" had been a sure path to underperformance, it was expected to remain so.

  As the first quarter got underway, technology stocks had a sharp correction, but quickly recovered and began their expected strong advance. "Old economy" names fell, as expected. The long drought in "value stocks," the concomitant underperformance of funds that invested in them, and the apparent inability of investors, the press, and fund boards to understand that all investment styles and managers have periods of underperformance, led to the firings or resignations of many outstanding investors, all of the value persuasion.

  On March 10, the clamor for "new economy" technology reached its peak, with the NASDAQ up 24% year-to-date, while the Dow was down 14%. For the 12 months ending that day, the Dow was up 3.16% with dividends reinvested, versus 110% for the NASDAQ. The frenzy has been such that more than 100% of the net flows into equity funds this year have gone into technology-sensitive growth funds; value-oriented funds have experienced redemptions.

  One month later, the picture is much different. The NASDAQ is down 14% for the year, and is down 31% from the peak reached on March 10. The Dow is down 7% for the year, but is up 10%, including dividends, since March 10.

  During the first quarter, your Fund was flat, the result of a tug of war between our financial and our technology holdings. Several of our major technology holdings fell during the quarter after posting strong fourth quarter 1999 performance. These include AOL and Gateway. Other large tech holdings did well, such as Nextel and Nokia. Our financials have performed well since early March, but not well enough to have them outperform as a group this quarter.

  Our one-year results are also skewed by the very strong first calendar quarter of last year, when we were up 18.69%. Our calendar 1999 results, which were well ahead of the indices, were obtained by strong results in the first and fourth quarters, and comparatively weaker numbers in the second and third. Rolling forward one quarter to get fiscal year results gives a different comparative picture since a strong, above market quarter is being replaced by a below market one.

  We believe that some clues to future market developments can be gleaned from the first quarter performance statistics. As the table shows, the average general equity fund gained over 7% in the quarter, while the Dow was down almost 5% and the S&P was up over 2%. The NASDAQ was up 12.4% in the quarter. You probably see the picture. After years of underperformance, the average fund manager decided to get overweighted in technology and underweighted not-technology. The stampede to tech was no doubt exacerbated by the high profile firings or resignations of several prominent value investors. Just how overweighted most funds are in tech can be glimpsed when one realizes that only two of the eleven S&P sectors beat the index in the quarter: technology and utilities. Utilities make up only 2% of the market, whereas technology was 33% of the S&P 500 at quarter end. The funds that were buying Cisco, EMC, and Sun were not likely loaded with Duke Power or Potomac Electric.

  Perhaps more telling is the following: the technology weightings in the roughly 5,000 general equity funds averaged 42% for large company growth funds, 48% for mid-cap, and 45% for small-cap. In the value category, the comparable numbers hover in the 14% range. The data are from the March 31 database of fund tracking service Morningstar, but since most funds have not filed their March 31 portfolios yet, the weightings probably represent end of year holdings. It is reasonable to surmise that such weightings actually rose during the quarter.

  We believe the correction in the NASDAQ, and especially in the more speculative hot spots, was long overdue. Valuations had reached levels that made it highly unlikely that one could earn a competitive return no matter how brilliant the future turned out to be for those businesses.

  We also believe that what is going on is more than just a correction in the technology arena. Much of the excess returns earned by Value Trust shareholders in the past several years has been due to our being early in investing in great businesses such as AOL, Dell, and Nokia. The prospects for these and most other prominent technology companies are now well recognized and well discounted by the market. The returns earned by shareholders in these and other great companies such as Microsoft and Cisco have led investors to bid up the shares of large numbers of technology companies to unrealistic levels in the hope of uncovering the next big thing.

  The losses now being experienced will, we think, reintroduce the notion of risk to people, and will, after the excess emotion has been wrung from the market, set the stage for returns more in line with the growth of long-term business value. As we have previously said, we believe the long-term returns of equities going forward will approximate what it has in the past: about 10%.

  As for technology, it will no doubt present considerable opportunity. But we think that investors, who figured out in the middle of last year that the way to win the game was to overweight tech, will have to learn a new game.

  In a wonderful example of irony, the New York Times reported on the dissolution of Julian Robertson's Tiger Management on March 31, the end of the quarter. Once commanding over $20 billion under management, Tiger had to be dissolved after disastrous bets in favor of old economy "value" stocks and against technology. The Times headline read "The End of the Game," referring to the demise of the most prominent value hedge fund, a casualty of the new, technology-based investment game. The game the Times thought had ended was the old economy value game. The game we believe ended was the new economy technology game.

  We have no idea what the new game will be. By "game," we mean the simple-minded rule that will explain, after the fact, what you should have done to beat the market during the period in question.

  We are, though, optimistic about the ability of patient, disciplined investing to produce satisfactory long-term returns. Most stocks have been declining for two years, declines that have been masked by the sharp rise in large capitalization "growth" and technology shares. The median price earnings ratio of all companies with earnings peaked in April 1998 at 19.7; it is now about 13. In 1987, after the Crash, the median P/E was 10.6. But in late 1987 the long bond yielded 9% and inflation was 4.5%. Today bond yields are under 6% and inflation is half what it was 13 years ago. Adjusted for inflation and interest rates, and for today's much higher levels of productivity, today's budget surpluses, and the prospects for continued peace and prosperity since the fall of communism, we think the average stock in the market is as attractive is it was post-Crash in 1987.

  We believe that investments made at today's levels of the market or lower, and made on the basis of a rational assessment of long-term business value, will provide attractive rates of return to the long-term investor.


                                              Bill Miller, CFA

April 14, 2000
DJIA 10305.80

                           ------------------------

Special Investment Trust: Strategies Affecting Results

 Our cumulative results for the periods ended March 31, 2000, were as follows:

                                       First Quarter    1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------------------
Special Investment Trust                    +.32%       +28.55%   +114.63%   +207.66%    +465.11%
Lipper Mid-Cap Core Funds                 +15.18%       +60.23%   +117.57%   +197.36%    +428.76%
Russell 2000 Index                         +7.08%       +37.29%    +63.28%   +121.47%    +285.19%
S&P 500 Composite Index                    +2.29%       +17.94%   +106.77%   +227.29%    +461.89%
--------------------------------------------------------------------------------------------------

  Our results for the fiscal year were above the S&P 500, although we underperformed the other relevant indices. In the first quarter of 2000, we underperformed all these measures. If we look longer term, however, our results remain strong, showing results ahead of the S&P 500 and Russell 2000 for the three-year period, ahead of the Mid-Cap Core and Russell 2000 for the five-year period, and ahead of all these indices for the ten-year period.

  The calendar causes us to draw lines in time to measure performance, though the quarter- and year-end dates are really no more valid than any other randomly chosen dates. Our results would look far different if we chose other dates. Unfortunately, the March 31 cut-off is not a particularly flattering point at which to draw conclusions about your Fund's performance. This is due to the weak first quarter we posted for March 2000, versus the stronger relative performance we posted in the March 1999 period.

  For the purposes of discussing the fiscal year, we would like to talk about two important factors that influenced our performance: our technology weighting and our position in America Online.

  It is useful to think about the period up to March 10, 2000, and the period after. Until March 10, our technology weighting was helping our performance nicely. From March 10 to March 31, it was a handicap. Even with the quarter end sell-off, six of our top ten performers for the twelve-month period were technology (or biotechnology) names: Symantec up 344%, Cell Genesys up 332%, Cabletron up 258%, Sybase up 156%, Hadco up 105%, and Gateway up 55%. As we have written in the past, our view on technology is that it is too important as a driver of economic growth and value creation to ignore. We have been able to find companies trading well below intrinsic value in the technology space and this has differentiated our portfolio, and our performance, from traditional "value" funds that have shunned technology. As we wrote last quarter, many of the technology companies we own were purchased when they had valuation measures like P/E or Price to Sales that were well within a value investor's traditional parameters.

  By the March 10 peak in the NASDAQ, many technology companies' stocks had reached valuation levels that were clearly discounting a tremendous amount of future growth. One of the reasons that tech investing has been such a successful strategy over the last three years is that the market and investors have been willing to look further into the future, discounting optimistic results for years to come. A result of this forward-looking bias was an increased risk profile for these stocks looking so far ahead. A theoretical example might be the following:

     XYZ Company, an optical network provider, was trading at a 25x P/E. Taking into account the capital needs and cash flow characteristics of the company, let's say that this 25 multiple discounts 25% growth for three years, followed by a return to a normalized growth rate of 12%. Optical networks, however, are experiencing explosive demand. It becomes clear to investors that the company can grow at, say, 35% for five years, before falling back to the 12% normalized rate, so the P/E expands to discount that future, and now it trades at 50x. This would be a reasonable valuation if in fact the company can turn in this growth over this period. However, let's say that the stock continues to climb and now trades at a P/E multiple of 150x. In order for investors to make an acceptable return buying the stock at this price, the company would have to grow the faster rate for an even longer period, say 10 years. Thus, investors have brought the excess return expected years down the road into the present. If investors begin to think that the growth prospects for the company are no longer so long-lived, and begin again thinking the higher rate is only going to last for three years, the P/E could easily drop back down to 50-60x, even without any change to the earnings estimates for the next twelve months. This is what is often happening when stocks go down 50% or more, and yet, looking at the earnings the company is reporting today, it appears that "nothing has changed."

  Much of this forward-looking bias had simply gone too far as we reached the peak in the NASDAQ on March 10. In looking through our technology holdings, which comprised 34.9% of the Fund (before our 8.3% position in America Online, which we think is a media company), we believed we were modestly overweight relative to the 33.3% S&P 500 weighting and the 27.4% Russell 2000 weighting in technology. More importantly, we tend to think of our portfolio on a company-by-company basis instead of versus an index, and we believed our individual companies were not excessively priced.

  Even as we continued to have a high level of conviction in our technology names, the market was presenting opportunities in nontechnology valuations that were extremely compelling. Accordingly, in the first quarter we began to modestly reduce our holdings in some technology names in order to take advantage of these opportunities. We sold some Symantec and AOL, taking both positions from over 10% to about 8%. We put the cash to work in names like TJX Companies, owner of the TJ Maxx and Marshall's retail chains, in business service names like Ceridian and Equifax, and in the waste management company Republic Services.

  Despite this modest repositioning, we remain heavily invested in technology, and the post March 10 period hit our names quite hard. Regardless of the reasonable valuations, tech is tech, and investors wanted out. We believe that our reasonably cheap names will weather the storm much more valiantly than many of the high flying names, but in the short term we are experiencing the same downward pressure.

  Our position in America Online continues to be an important influence on the Fund, but for this twelve-month period it was not a positive influence. The stock was down 8.9% for the fiscal year, and given that it was a 22.5% position beginning the year, this has been a tremendous headwind. You may recall in our fiscal year end last year, we were extremely well rewarded by our AOL position, up 750%. The stock price continued to outperform the market until the merger with Time Warner was announced on January 10, 2000. While we believe this is an important strategic deal, the overhang of such a large amount of capital being allocated to such an ambitious endeavor will likely keep the stock "in the penalty box" for several quarters. The downward draft in price for AOL began with the deal announcement, well before the more broad technology sell-off, so our entire first quarter was penalized by our AOL holding. Our outlook for AOL continues to be positive, although we did reduce our position slightly as mentioned above, and we ended the fiscal year with an 8.3% weighting.

  Other negative contributors were companies we believed would turn around after some fundamental difficulties, but which failed to execute well on their plans. The companies meeting this description were PhyCor, CKE Restaurants, Consolidated Stores, Hollywood Entertainment and Storage Technology. We have since eliminated our positions in CKE and PhyCor.


                                          Bill Miller, CFA
                                          Lisa O. Rapuano, CFA

April 14, 2000
DJIA  10305.80

Total Return Trust: Strategies Affecting Results

                                                             Cumulative Results
                                                        Periods Ending March 31, 2000
                                             First     --------------------------------
                                            Quarter      1 Year    3 Years    5 Years
---------------------------------------------------------------------------------------
Total Return Trust                           -2.61%       -6.62%    +22.20%   +102.42%
Lipper Multi-Cap Value Funds                 +1.05%       +7.92%    +45.21%   +115.29%
S&P 500 Composite Index                      +2.29%      +17.94%   +106.77%   +227.29%
Dow Jones Industrial Average                 -4.65%      +13.39%    +74.60%   +189.61%
---------------------------------------------------------------------------------------

  The key to outperformance over the last twelve months was simple: to be overweight in technology. To focus on yield was to underperform. To be overweight in securities with above-market yields and underweight in technology was a recipe for underperformance, as shown in the Fund's results for the last twelve months.

  The first quarter 2000 numbers mask the volatility that occurred during those three months. On March 10, the clamor for "new economy" technology stocks that has been widely written about reached its peak, with the NASDAQ (heavily weighted toward technology) up 24% year-to-date, while the Dow Jones Industrial Average (DJIA) was down 14%. For the twelve months ending that day, the DJIA was up 3.16% with dividends reinvested, versus 110% for the NASDAQ.

  One month later, the picture is very different. The NASDAQ is down 14% for the year, and down 31% from its all-time high reached March 10. The DJIA is down 7% for the year, but up 10%, including dividends, since March 10. The Fund, while still down for the year, had its best month ever in March, advancing 11%.

  The losses now being experienced by investors will, we believe, reintroduce the notion of risk to people, and will, after the excess emotion has been wrung from the market, set the stage for returns more in line with the growth of long-term business values. As we have previously written, we believe the long-term returns of equities going forward will be more in line with their historical averages of around 10%.

  The Fund's peer group/1/ of multi-cap value funds has focused less on yield than has the Fund itself. The average pre-expense dividend yield of the multi-cap value funds is 2.17%, compared to the 3.50% pre-expense dividend yield of the Fund./2/

  The inverse correlation between yield and stock price performance over the last year was remarkable. For the 12 months ended March 31, 2000, the 102 stocks in the S&P 500 that pay no dividends were up an average of 82.7%. The 398 stocks that pay dividends were up only 1.1% on average. In

--------------
/1/ Morningstar and Lipper changed their fund classification system last year.
    The Total Return was previously classified as a growth and income fund.

/2/ The average after-expense dividend yield of the multi-cap value funds is 0.78%, compared to 1.65% for the Fund. This yield is computed by dividing income dividends distributed during the prior year by the current period's ending NAV adjusted for capital gains distributions, and is based on the twelve-month period ended March 31, 2000.

even starker contrast, the 196 companies in the S&P 500 with a yield of 1% or less were up 63.4% on average, while those companies with a yield of more than 1% were down 11.7%.

  Certain structural facts have made yield less effective as a source of performance over the last couple of years. First, tax law changes have reduced the relative attractiveness of dividends compared to capital gains. Investors generally prefer paying capital gains tax rather than receiving dividends that are taxed at ordinary income tax rates. Secondly, management philosophies have changed over the last several years. Managements increasingly prefer the flexibility to use their free cash flow generation to buy back stock rather than raise their dividends. The universe of relatively high yielding stocks used to include many high quality names with strong growth potential. The universe is now more oriented toward companies with generally slower growth prospects.

  I began implementing several changes in the third calendar quarter of 1999 to reduce the volatility of the Fund relative to its peer group. The first change involved expanding the universe of companies from those with high current yields to those returning excess capital generation to shareholders through dividends and actual or anticipated share repurchases. The second change has been to expand the number of holdings in the Fund to between 50 and 70, and to expand the industry representations to reduce the volatility of the Fund relative to its peer group.

  The investment strategy of the Fund remains the same: to invest in a portfolio of securities that we believe are being priced by the market at significant discounts to their intrinsic value, consistent with the Fund's low risk profile.

 As always, we appreciate your support, and welcome your comments.


                                           Nancy Dennin, CFA

April 14, 2000
DJIA 10305.80

Performance Information

Total Returns for One, Five, Ten Years and Life of Class, as of March 31, 2000

     The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of March 31, 2000, for the Value Line Geometric Average ("Value Line") and S&P 500 Composite indices are shown in the table below (additional individual Fund performance is shown with its respective graph).

     Each Fund has two classes of shares: Primary Class and Navigator Class. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

     Average annual total returns as of March 31, 2000, were as follows:

                                                                                                                S&P 500
                                                  Value    Special Investment    Total Return    Value Line    Composite
                                                  Trust           Trust              Trust          Index        Index
------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                                      +6.74%         +28.55%              -6.62%        +4.74%      +17.94%
    Five Years                                   +36.38          +25.20              +15.15         +7.98       +26.76
    Ten Years                                    +21.98          +18.91              +12.23         +5.80       +18.84
    Life of Class--Value Trust/A/                +21.33                                            +10.24       +18.91
    Life of Class--Special Investment/B/                         +16.25                             +7.85       +17.83
    Life of Class--Total Return/C/                                                   +10.19         +8.04       +18.16
------------------------------------------------------------------------------------------------------------------------

/A/ Inception of Value Trust--April 16, 1982.
/B/ Inception of Special Investment Trust--December 30, 1985.
/C/ Inception of Total Return Trust--November 21, 1985.

Performance Comparison of a $10,000 Investment as of March 31, 2000

     The following graphs compare each Fund's total returns to the Value Line and S&P 500 Composite indices. The graphs illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Legg Mason Funds' results and the indices' results assume reinvestment of all dividends and distributions.

Value Trust -- Primary Class

                      Cumulative          Average Annual
                     Total Return          Total Return
--------------------------------------------------------
 One Year                +6.74%                 +6.74%
 Five Years            +371.88                 +36.38
 Ten Years             +629.05                 +21.98
--------------------------------------------------------

                             [CHART APPEARS HERE]

                                                                                                      Standard & Poor's 500
Years ended March 31,                  Value Trust Primary Class         Value line index/2/            Composite Index/1/
    1990                                         10,000                           10,000                       10,000
                                                 10,328                           10,086                       10,629
                                                  8,130                            7,781                        9,168
                                                  8,594                            8,037                        9,990
    1991                                          9,712                            9,740                       11,441
                                                  9,791                            9,610                       11,415
                                                 10,922                            9,930                       12,025
                                                 11,579                           10,224                       13,034
    1992                                         11,609                           10,549                       12,704
                                                 11,600                           10,102                       12,946
                                                 11,830                           10,123                       13,354
                                                 12,903                           10,935                       14,027
    1993                                         13,322                           11,482                       14,639
                                                 13,219                           11,411                       14,711
                                                 13,640                           11,801                       15,091
                                                 14,356                           12,108                       15,440
    1994                                         14,075                           11,680                       14,855
                                                 13,862                           11,272                       14,917
                                                 14,708                           11,805                       15,647
                                                 14,555                           11,380                       15,644
    1995                                         15,450                           11,974                       17,168
                                                 17,686                           12,756                       18,806
                                                 19,585                           13,572                       20,301
                                                 20,488                           13,574                       21,523
    1996                                         21,952                           14,145                       22,678
                                                 22,752                           14,527                       23,696
                                                 24,761                           14,610                       24,429
                                                 28,363                           15,390                       26,465
    1997                                         29,326                           15,204                       27,174
                                                 34,619                           17,217                       31,921
                                                 40,329                           19,161                       34,309
                                                 38,871                           18,631                       35,295
    1998                                         45,555                           20,499                       40,218
                                                 47,940                           19,547                       41,546
                                                 42,358                           15,715                       37,413
                                                 57,545                           17,926                       45,381
    1999                                         68,301                           16,782                       47,644
                                                 67,906                           19,099                       51,006
                                                 61,319                           17,126                       47,816
                                                 72,914                           17,675                       54,930
    2000                                         72,905                           17,577                       56,189

/1/ An unmanaged index of widely held common stocks.
/2/ An unmanaged index of approximately 1,700 common stocks.

                           ------------------------

Selected Portfolio Performance*

    Best performers for the year ended March 31, 2000
    --------------------------------------------------------------------------
     1.  Nextel Communications, Inc.                                   +304.8%
     2.  Nokia Oyj                                                     +179.0%
     3.  Telefonos de Mexico S.A. ADR                                  +103.0%
     4.  Koninklijke (Royal) Philips
           Electronics N.V.                                            +101.2%
     5.  WPP Group plc                                                 +100.2%
     6.  Metro-Goldwyn-Mayer, Inc.                                      +93.8%
     7.  Gateway, Inc.                                                  +54.6%
     8.  MGM Grand, Inc.                                                +42.8%
     9.  Citigroup Inc.                                                 +39.3%
    10.  International Business Machines
           Corporation                                                  +33.1%

   * Securities held for the entire year.

    Weak performers for the year ended March 31, 2000
    --------------------------------------------------------------------------
     1.  Storage Technology Corporation                                 -42.8%
     2.  The Kroger Co.                                                 -41.3%
     3.  Bank One Corporation                                           -37.6%
     4.  Washington Mutual, Inc.                                        -35.2%
     5.  Foundation Health Systems, Inc.                                -34.4%
     6.  Lloyds TSB Group plc                                           -30.1%
     7.  Bank of America Corporation                                    -25.8%
     8.  MCI WorldCom, Inc.                                             -23.3%
     9.  Freddie Mac                                                    -22.6%
    10.  Toys "R" Us, Inc.                                              -21.3%

    Portfolio Changes

    Securities added during the 1st quarter 2000
    --------------------------------------------------------------------------
    No securities were added during the quarter.

    Securities sold during the 1st quarter 2000
    --------------------------------------------------------------------------
    Amgen Inc.
    First Data Corporation

Special Investment Trust -- Primary Class

                         Cumulative          Average Annual
                        Total Return          Total Return
------------------------------------------------------------
 One Year                   +28.55%              +28.55%
 Five Years                +207.66               +25.20
 Ten Years                 +465.11               +18.91
------------------------------------------------------------

                             [CHART APPEARS  HERE]

                                       Special Investment Trust                                            Standard & Poor's 500
Years ended March 31,                       Primary Class                  Value Line Index/2/               Composite Index/1/
       1990                                     10,000                             10,000                       10,000
                                                10,714                             10,086                       10,629
                                                 9,372                              7,781                        9,168
                                                10,089                              8,037                        9,990
       1991                                     12,146                              9,740                       11,441
                                                12,254                              9,610                       11,415
                                                13,474                              9,930                       12,025
                                                14,136                             10,224                       13,034
       1992                                     14,630                             10,549                       12,704
                                                13,766                             10,102                       12,946
                                                13,793                             10,123                       13,354
                                                16,230                             10,935                       14,027
       1993                                     16,167                             11,482                       14,639
                                                17,306                             11,411                       14,711
                                                19,196                             11,801                       15,091
                                                20,146                             12,108                       15,440
       1994                                     19,618                             11,680                       14,855
                                                18,166                             11,272                       14,917
                                                19,077                             11,805                       15,647
                                                17,512                             11,380                       15,644
       1995                                     18,368                             11,974                       17,168
                                                19,774                             12,756                       18,806
                                                21,488                             13,572                       20,301
                                                21,453                             13,574                       21,523
       1996                                     23,597                             14,145                       22,678
                                                24,894                             14,527                       23,696
                                                25,498                             14,610                       24,429
                                                27,599                             15,390                       26,465
       1997                                     26,329                             15,204                       27,174
                                                30,500                             17,217                       31,921
                                                35,113                             19,161                       34,309
                                                33,704                             18,631                       35,295
       1998                                     37,621                             20,499                       40,218
                                                37,299                             19,547                       41,546
                                                29,658                             15,715                       37,413
                                                41,560                             17,926                       45,381
       1999                                     43,965                             16,782                       47,644
                                                47,435                             19,099                       51,006
                                                48,589                             17,126                       47,816
                                                56,328                             17,675                       54,930
       2000                                     56,511                             17,577                       56,189

/1/ An unmanaged index of widely held common stocks.
/2/ An unmanaged index of approximately 1,700 common stocks.

                           ------------------------

Selected Portfolio Performance*

    Best performers for the year ended March 31, 2000
    --------------------------------------------------------------------------
     1.  Symantec Corporation                                          +343.5%
     2.  Cell Genesys, Inc.                                            +331.6%
     3.  Cabletron Systems, Inc.                                       +258.0%
     4.  Sybase, Inc.                                                  +155.9%
     5.  Cott Corporation                                              +130.8%
     6.  Hadco Corp.                                                   +105.2%
     7.  WPP Group plc                                                 +100.2%
     8.  Pinnacle Entertainment, Inc.                                   +97.0%
     9.  ICG Communications                                             +80.6%
    10.  Gateway, Inc.                                                  +54.6%

   * Securities held for the entire year.

    Weak performers for the year ended March 31, 2000
    --------------------------------------------------------------------------
     1.  PhyCor, Inc.                                                   -78.3%
     2.  CKE Restaurants, Inc.                                          -67.7%
     3.  Consolidated Stores Corporation                                -62.5%
     4.  Hollywood Entertainment Corp.                                  -56.7%
     5.  Storage Technology Corporation                                 -42.8%
     6.  Enhance Financial Services Group, Inc.                         -37.9%
     7.  United Asset Management
           Corporation                                                  -23.5%
     8.  Amazon.com, Inc., 4.75%, due 2/1/09                            -21.6%
     9.  Peoples Heritage Financial Group, Inc.                         -16.7%
    10.  America Online, Inc.                                            -8.5%

    Portfolio Changes

    Securities added during the 1st quarter 2000
    --------------------------------------------------------------------------
    Ceridian Corporation
    Equifax Inc.
    The TJX Companies, Inc.
    UnumProvident Corporation
    Viad Corp

    Securities sold during the 1st quarter 2000
    --------------------------------------------------------------------------
    Magellan Health Services, Inc.

Total Return Trust -- Primary Class

                       Cumulative         Average Annual
                      Total Return         Total Return
--------------------------------------------------------
 One Year                 -6.62%               -6.62%
 Five Years             +102.42               +15.15
 Ten Years              +216.93               +12.23
--------------------------------------------------------

                             [CHART APPEARS HERE]

                                         Total Return Trust                                               Standard & Poor's 500
Years ended March 31,                      Primary Class              Value Line Index/2/                  Composite Index/1/
        1990                                   10,000                        10,000                             10,000
                                               10,070                        10,086                             10,629
                                                8,167                         7,781                              9,168
                                                8,741                         8,037                              9,990
        1991                                    9,995                         9,740                             11,441
                                               10,317                         9,610                             11,415
                                               11,435                         9,930                             12,025
                                               12,279                        10,224                             13,034
        1992                                   12,354                        10,549                             12,704
                                               12,905                        10,102                             12,946
                                               13,226                        10,123                             13,354
                                               14,037                        10,935                             14,027
        1993                                   14,810                        11,482                             14,639
                                               14,797                        11,411                             14,711
                                               15,426                        11,801                             15,091
                                               16,014                        12,108                             15,440
        1994                                   15,488                        11,680                             14,855
                                               15,491                        11,272                             14,917
                                               16,266                        11,805                             15,647
                                               14,874                        11,380                             15,644
        1995                                   15,657                        11,974                             17,168
                                               17,324                        12,756                             18,806
                                               18,901                        13,572                             20,301
                                               19,340                        13,574                             21,523
        1996                                   20,861                        14,145                             22,678
                                               21,357                        14,527                             23,696
                                               22,606                        14,610                             24,429
                                               25,428                        15,390                             26,465
        1997                                   25,936                        15,204                             27,174
                                               29,503                        17,217                             31,921
                                               33,583                        19,161                             34,309
                                               34,964                        18,631                             35,295
        1998                                   36,944                        20,499                             40,218
                                               36,380                        19,547                             41,546
                                               30,616                        15,715                             37,413
                                               34,827                        17,926                             45,381
        1999                                   33,942                        16,782                             47,644
                                               37,634                        19,099                             51,006
                                               33,454                        17,126                             47,816
                                               32,544                        17,675                             54,930
        2000                                   31,693                        17,577                             56,189

/1/ An unmanaged index of widely held common stocks.
/2/ An unmanaged index of approximately 1,700 common stocks.

                           ------------------------

Selected Portfolio Performance*

    Best performers for the year ended March 31, 2000
    --------------------------------------------------------------------------
     1.  Citigroup Inc.                                                 +39.3%
     2.  International Business Machines
           Corporation                                                  +33.1%
     3.  General Motors Corporation                                     +15.2%
     4.  The Chase Manhattan Corporation                                 +7.2%
     5.  The Bear Stearns Companies, Inc.                                +7.2%
     6.  Mid-America Apartment
           Communities, Inc.                                             +5.3%
     7.  Brunswick Corporation                                           -0.7%
     8.  National Golf Properties, Inc.                                  -4.3%
     9.  Northrop Grumman Corporation                                   -11.6%
    10.  Tupperware Corporation                                         -12.2%

   * Securities held for the entire year.

    Weak performers for the year ended March 31, 2000
    --------------------------------------------------------------------------
     1.  Nationwide Health Properties, Inc.                             -45.1%
     2.  IPC Holdings Limited                                           -39.6%
     3.  Enhance Financial Services
           Group, Inc.                                                  -37.9%
     4.  Bank One Corporation                                           -37.6%
     5.  Washington Mutual, Inc.                                        -35.2%
     6.  Lloyds TSB Group plc                                           -30.1%
     7.  Bank of America Corporation                                    -25.8%
     8.  Edison International                                           -25.6%
     9.  Toys "R" Us, Inc.                                              -21.3%
    10.  Ford Motor Company                                             -19.1%

    Portfolio Changes

    Securities added during the 1st quarter 2000
    --------------------------------------------------------------------------
    Dell Computer Corporation
    FleetBoston Financial Corporation
    Gateway, Inc.
    General Electric Company
    Household International, Inc.
    Johnson & Johnson
    Mandalay Resort Group
    MCI WorldCom, Inc.
    MGIC Investment Corporation
    The Black & Decker Corporation
    The Hartford Financial Services Group, Inc.
    The Kroger Co.
    The May Department Stores Company
    The TJX Companies, Inc.
    Time Warner Inc.
    Tommy Hilfiger Corporation

    Securities sold during the 1st quarter 2000
    --------------------------------------------------------------------------
    Aetna Inc.
    Boston Scientific Corporation
    Delphi Automotive Systems Corporation
    Exxon Mobil Corporation
    First Union Corporation
    Mutual Risk Management Ltd.
    J.C. Penney Company, Inc.
    Raytheon Company
    Regency Realty Corporation
    Sears, Roebuck &Co.
    Shared Medical Systems Corpration
    Tanger Factory Outlet Centers, Inc.
    United Asset Management Corporation
    Washington Federal, Inc.

Statement of Net Assets
March 31, 2000
(Amounts in Thousands)


Legg Mason Value Trust, Inc.

                                                                                     Shares/Par             Value
     --------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests  -- 96.6%

     Capital Goods -- 5.8%

              Electrical Equipment -- 2.2%
              Koninklijke (Royal) Philips Electronics N.V.                              1,744           $  298,769
                                                                                                        ----------
              Manufacturing (Diversified) -- 0.9%
              Danaher Corporation                                                       2,400              122,400
                                                                                                        ----------
              Waste Management -- 2.7%
              Waste Managment Inc.                                                     26,020              356,149
                                                                                                        ----------
     Communication Services -- 9.6%

              Telecommunications (Cellular/Wireless) -- 4.6%
              Nextel Communications, Inc.                                               4,128              611,902/A/
                                                                                                        ----------
              Telecommunications (Long Distance) -- 5.0%
              MCI WorldCom, Inc.                                                       10,000              453,125/A/
              Telefonos de Mexico S.A. ADR                                              3,200              214,400
                                                                                                        ----------
                                                                                                           667,525
                                                                                                        ----------
     Consumer Cyclicals -- 13.1%

              Automobiles -- 1.9%
              General Motors Corporation                                                3,000              248,438
                                                                                                        ----------
              Gaming, Lottery and Parimutuel Companies -- 1.5%
              Mandalay Resort Group                                                     7,000              118,125/A,B/
              MGM Grand, Inc.                                                           3,155               75,716
                                                                                                        ----------
                                                                                                           193,841
                                                                                                        ----------
              Leisure Time (Products) -- 0.8%
              Mattel, Inc.                                                             10,000              104,375
                                                                                                        ----------
              Lodging/Hotels -- 1.8%
              Starwood Hotels & Resorts Worldwide, Inc.                                 9,000              236,250
                                                                                                        ----------
              Retail (Speciality) -- 1.7%
              Toys "R" Us, Inc.                                                        15,700              232,556/A,B/
                                                                                                        ----------
              Retail (Home Shopping) -- 1.6%
              Amazon.com, Inc.                                                          3,200              214,400/A/
                                                                                                        ----------
              Services (Advertising/Marketing) -- 3.9%
              WPP Group plc                                                            29,808              517,279
                                                                                                        ----------

                                                                                     Shares/Par             Value
     --------------------------------------------------------------------------------------------------------------------
     Consumer Staples -- 5.2%

              Distributors (Food and Health) -- 1.3%
              McKesson HBOC, Inc.                                                       8,051           $  169,073
                                                                                                        ----------
              Entertainment -- 0.7%
              Metro-Goldwyn-Mayer, Inc.                                                 3,705               94,233/A/
                                                                                                        ----------
              Retail Stores (Food Chains) -- 3.2%
              Albertson's, Inc.                                                         9,447              292,845
              The Kroger Co.                                                            7,323              128,608/A/
                                                                                                        ----------
                                                                                                           421,453
                                                                                                        ----------
     Financials -- 27.7%

              Banks (International) -- 2.2%
              Lloyds TSB Group plc                                                     28,160              297,695
                                                                                                        ----------
              Banks (Major Regional) -- 5.3%
              Bank One Corporation                                                     11,000              378,125
              FleetBoston Financial Corporation                                         9,000              328,500
                                                                                                        ----------
                                                                                                           706,625
                                                                                                        ----------
              Banks (Money Center) -- 4.6%
              Bank of America Corporation                                               4,000              209,750
              The Chase Manhattan Corporation                                           4,600              401,062
                                                                                                        ----------
                                                                                                           610,812
                                                                                                        ----------
              Consumer Finance -- 1.2%
              MBNA Corporation                                                          6,425              163,837
                                                                                                        ----------
              Financial (Diversified) -- 6.4%
              Citigroup Inc.                                                            7,100              421,119
              Fannie Mae                                                                5,600              316,050
              Freddie Mac                                                               2,600              114,888
                                                                                                        ----------
                                                                                                           852,057
                                                                                                        ----------
              Insurance (Property/Casualty) -- 4.3%
              Berkshire Hathaway Inc. - Class A                                             4              240,240/A/
              MGIC Investment Corporation                                               7,575              330,459/B/
                                                                                                        ----------
                                                                                                           570,699
                                                                                                        ----------
              Investment Banking/Brokerage -- 1.1%
              The Bear Stearns Companies, Inc.                                          3,308              150,905
                                                                                                        ----------
              Savings and Loan Companies -- 2.6%
              Washington Mutual, Inc.                                                  12,900              341,850
                                                                                                        ----------

                                                                                     Shares/Par             Value
     --------------------------------------------------------------------------------------------------------------------
     Health Care -- 6.3%

              Health Care (Managed Care) -- 6.3%
              Aetna Inc.                                                                6,000          $   334,125
              Foundation Health Systems, Inc.                                          11,100               88,800/A,B/
              United HealthCare Corporation                                             6,900              411,413
                                                                                                       -----------
                                                                                                           834,338
                                                                                                       -----------
     Technology -- 28.9%

              Communications Equipment -- 3.1%
              Nokia Oyj                                                                 1,900              412,775
                                                                                                       -----------
              Computers (Hardware) -- 12.4%
              Dell Computer Corporation                                                12,500              674,219/A/
              Gateway, Inc.                                                            12,250              649,250/A/
              International Business Machines Corporation                               2,800              330,400
                                                                                                       -----------
                                                                                                         1,653,869
                                                                                                       -----------
              Computers (Peripherals) -- 1.0%
              Storage Technology Corporation                                            8,000              127,500/A,B/
                                                                                                       -----------
              Computers Software/Services -- 12.4%
              America Online, Inc.                                                     24,590            1,653,677/A/
                                                                                                       -----------
     Total Common Stocks and Equity Interests  (Identified Cost -- $7,968,995)                          12,865,282
     --------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.7%
     Bank of America
       6.15%, dated 3/31/00, to be repurchased at $181,491
       on 4/3/00 (Collateral: $190,706 Freddie Mac mortgage-
       backed securities, 7-7.50%, due 1/1/30-4/1/30,
       value $186,432)                                                               $181,398              181,398
     Goldman, Sachs & Company
       6.15%, dated 3/31/00, to be repurchased at $181,491
       on 4/3/00 (Collateral: $198,880 Fannie Mae mortgage-
       backed securities, 6%, due 2/1/14, value $188,003)                             181,397              181,397
                                                                                                       -----------
     Total Repurchase Agreements (Identified Cost -- $362,795)                                             362,795
     --------------------------------------------------------------------------------------------------------------------
     Total investments -- 99.3% (Identified cost -- $8,331,790)                                         13,228,077
     Other assets less liabilities -- 0.7%                                                                  99,467
                                                                                                       -----------
     Net assets -- 100.0%                                                                              $13,327,544
                                                                                                       ===========

-------------------------------------------------------------------------------------------------------------------------
Net assets consisting of:
Accumulated paid-in capital applicable to:
  161,012 Primary Class shares outstanding                                                             $ 6,432,833
   15,618 Navigator Class shares outstanding                                                               826,032
accumulated net investment income/(loss)                                                                      (124)
Accumulated net realized gain/(loss) on investments
  and foreign currency transactions                                                                      1,172,530
Unrealized appreciation/(depreciation) of investments
  and foreign currency translations                                                                      4,896,273
                                                                                                       -----------
Net assets -- 100.0%                                                                                   $13,327,544
                                                                                                       ===========
Net asset value per share:
  Primary Class                                                                                             $75.25
                                                                                                            ======
  Navigator Class                                                                                           $77.52
                                                                                                            ======
-------------------------------------------------------------------------------------------------------------------------

/A/ Non-income producing.
/B/ Affiliated Company -- As defined in the Investment Company Act of 1940, an "affiliated company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2000, the total market value of Affiliated Companies was $897,440 and the identified cost was $1,149,600.

    See notes to financial statements.

Statement of Net Assets
March 31, 2000
(Amounts in Thousands)


Legg Mason Special Investment Trust, Inc.

                                                                                     Shares/Par             Value
     ---------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 96.3%

     Capital Goods -- 6.3%

              Electrical Equipment -- 2.9%
              Hadco Corp.                                                               1,265           $   81,751/A,B/
                                                                                                        ----------
              Waste Management -- 3.4%
              Republic Services, Inc.                                                   8,500               92,969/A/
                                                                                                        ----------
     Communication Services -- 7.8%

              Telecommunications (Long Distance) -- 7.8%
              ICG Communications                                                        3,550              128,244/A,B/
              TALK.com, Inc.                                                            5,500               88,000/A,B/
                                                                                                        ----------
                                                                                                           216,244
                                                                                                        ----------
     Consumer Cyclicals -- 18.6%

              Gaming, Lottery and Parimutuel Companies -- 3.4%
              Mandalay Resort Group                                                     2,500               42,187/A/
              Pinnacle Entertainment, Inc.                                              2,515               51,086/A,B/
                                                                                                        ----------
                                                                                                            93,273
                                                                                                        ----------
              Retail (Discounters) -- 1.4%
              Consolidated Stores Corporation                                           3,486               39,650/A/
                                                                                                        ----------
              Retail (Specialty-Apparel) -- 2.7%
              The TJX Companies, Inc.                                                   3,400               75,437
                                                                                                        ----------
              Services (Advertising/Marketing) -- 7.0%
              WPP Group plc                                                            11,103              192,672
                                                                                                        ----------
              Services (Commercial and Consumer) -- 2.0%
              Viad Corp                                                                 2,400               54,900
                                                                                                        ----------
              Textile (Apparel) -- 2.1%
              Liz Claiborne, Inc.                                                       1,288               58,983
                                                                                                        ----------
     Consumer Staples -- 9.1%

              Beverages (Non-Alcoholic) -- 1.2%
              Cott Corporation                                                          6,000               33,750
                                                                                                        ----------
              Entertainment -- 1.1%
              Hollywood Entertainment Corp.                                             3,800               30,638/A,B/
                                                                                                        ----------
              Restaurants -- 0.9%
              CKE Restaurants, Inc.                                                     4,000               25,500/B/
                                                                                                        ----------

                                                                                     Shares/Par             Value
     ---------------------------------------------------------------------------------------------------------------------
     Consumer Staples (continued)

              Retail Stores (Drug Stores) -- 1.4%
              Caremark Rx, Inc.                                                         9,000            $  37,687/A/
                                                                                                        ----------
              Services (Employment) -- 4.5%
              Manpower Inc.                                                             1,805               64,060
              Modis Professional Services, Inc.                                         4,800               59,400/A/
                                                                                                        ----------
                                                                                                           123,460
                                                                                                        ----------
     Financials --  10.2%

              Banks (Major Regional) -- 0.9%
              Peoples Heritage Financial Group, Inc.                                    1,600               24,000
                                                                                                        ----------
              Financial (Diversified) -- 1.5%
              The Finova Group Inc.                                                     2,500               42,031
                                                                                                        ----------
              Insurance (Life / Health) -- 2.1%
              UnumProvident Corporation                                                 3,500               59,500
                                                                                                        ----------
              Insurance (Property/Casualty) -- 4.5%
              Enhance Financial Services Group, Inc.                                    3,000               42,375/B/
              Radian Group Inc.                                                         1,737               82,722/B/
                                                                                                        ----------
                                                                                                           125,097
                                                                                                        ----------
              Investment Management -- 1.2%
              United Asset Management Corporation                                       2,000               34,625
                                                                                                        ----------
     Health Care -- 2.7%

              Biotechnology -- 0.9%
              Cell Genesys, Inc.                                                        1,215               25,895/A/
                                                                                                        ----------
              Health Care (Managed Care) -- 1.8%
              PhyCor, Inc.                                                              1,221                1,259/A/
              Wellpoint Health Networks Inc.                                              700               48,912/A/
                                                                                                        ----------
                                                                                                            50,171
                                                                                                        ----------
     Miscellaneous -- 0.0%
              Olsen & Associates AG                                                        30                    0/A,C/
                                                                                                        ----------
     Technology -- 41.6%

              Computers (Hardware) -- 7.7%
              Gateway, Inc.                                                             3,600              190,800/A/
              Micron Electronics, Inc.                                                  1,635               22,884/A/
                                                                                                        ----------
                                                                                                           213,684
                                                                                                        ----------

                                                                                     Shares/Par             Value
     ---------------------------------------------------------------------------------------------------------------------
     Technology (continued)

              Computers (Networking) -- 3.7%
              Cabletron Systems, Inc.                                                   3,500           $  102,594/A/
                                                                                                        ----------
              Computers (Peripherals) -- 1.3%
              Storage Technology Corporation                                            2,200               35,063/A/
                                                                                                        ----------
              Computers (Software/Services) -- 21.4%
              America Online, Inc.                                                      3,300              221,925/A/
              Bell & Howell Company                                                     1,221               38,150/A,B/
              Cadence Design Systems, Inc.                                              2,200               45,650/A/
              Sybase, Inc.                                                              3,700               75,156/A/
              Symantec Corporation                                                      2,815              211,477/A/
                                                                                                        ----------
                                                                                                           592,358
                                                                                                        ----------
              Services (Computer Systems) -- 3.2%
              SunGard Data Systems Inc.                                                 2,365               89,279/A/
                                                                                                        ----------
              Services (Data Processing) -- 4.3%
              Ceridian Corporation                                                      3,000               57,562/A/
              Equifax Inc.                                                              2,400               60,600
                                                                                                        ----------
                                                                                                           118,162
                                                                                                        ----------
        Total Common Stocks and Equity Interests (Identified Cost -- $1,744,926)                         2,669,373
     ---------------------------------------------------------------------------------------------------------------------
Corporate and Other Bonds -- 0.7%
              Amazon.com, Inc.,  4.75%, due 2/1/09                                    $20,000               19,725/D/
                                                                                                        ----------
        Total Corporate and Other Bonds (Identified Cost -- $20,000)                                        19,725
     ---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements  -- 2.3%
     Bank of America
       6.15%, dated 3/31/00, to be repurchased at $31,809
       on 4/3/00 (Collateral: $35,711 Freddie Mac mortgage-
       backed securities, 6%, due 9/1/28, value $32,676)                              $31,792               31,792
     Goldman, Sachs & Company
       6.15%, dated 3/31/00, to be repurchased at $31,809
       on 4/3/00 (Collateral: $36,030 Fannie Mae mortgage-
       backed securities, 6%, due 10/1/29, value $32,956)                              31,793               31,793
                                                                                                        ----------
     Total Repurchase Agreements (Identified Cost -- $63,585)                                               63,585
     ---------------------------------------------------------------------------------------------------------------------
     Total investments -- 99.3% (Identified cost -- $1,828,511)                                          2,752,683
     Other assets less liabilities -- 0.7%                                                                  19,255
                                                                                                        ----------
     Net assets -- 100.0%                                                                               $2,771,938
                                                                                                        ==========
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Net assets consisting of:
Accumulated paid-in capital applicable to:
  65,791 Primary Class shares outstanding                                                               $1,666,679
   2,845 Navigator Class shares outstanding                                                                 76,743
Accumulated net realized gain/(loss) on investments
  and foreign currency transactions                                                                        104,344
Unrealized appreciation/(depreciation) on investments
  and foreign currency translations                                                                        924,172
                                                                                                        ----------
Net assets -- 100.0%                                                                                    $2,771,938
                                                                                                        ==========
Net asset value per share:
  Primary Class                                                                                             $40.28
                                                                                                            ======
  Navigator Class                                                                                           $42.91
                                                                                                            ======
--------------------------------------------------------------------------------------------------------------------------

/A/ Non-income producing.
/B/ Affiliated Company -- As defined in the Investment Company Act of 1940, an "affiliated company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2000, the total market value of Affiliated Companies was $568,466 and the identified cost was $466,048.
/C/ Private placement and an illiquid security valued at fair value under procedures adopted by the Board of Directors. This security represents 0% of net assets.
/D/ Rule 144a security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 0.7% of net assets.

See notes to financial statements.

Statement of Net Assets
March 31, 2000
(Amounts in Thousands)


Legg Mason Total Return Trust, Inc.

                                                                                     Shares/Par             Value
     ---------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 92.0%

     Capital Goods -- 5.0%

              Aerospace/Defense -- 1.3%
              Northrop Grumman Corporation                                                 95              $ 5,029
                                                                                                           -------
              Electrical Equipment -- 1.9%
              General Electric Company                                                     45                6,983
                                                                                                           -------
              Waste Management -- 1.8%
              Waste Management Inc.                                                       480                6,570
                                                                                                           -------
     Communication Services -- 6.9%

              Telecommunications (Long Distance) -- 4.5%
              AT&T Corp.                                                                  155                8,719
              MCI WorldCom, Inc.                                                          175                7,929/A/
                                                                                                           -------
                                                                                                            16,648
                                                                                                           -------
              Telephone -- 2.4%
              GTE Corporation                                                              60                4,260
              SBC Communications Inc.                                                     115                4,830
                                                                                                           -------
                                                                                                             9,090
                                                                                                           -------
     Consumer Cyclicals -- 15.5%

              Automobiles -- 2.4%
              Ford Motor Company                                                          100                4,594
              General Motors Corporation                                                   55                4,555
                                                                                                           -------
                                                                                                             9,149
                                                                                                           -------
              Gaming, Lottery and Parimutuel Companies -- 0.5%
              Mandalay Resort Group                                                       100                1,688/A/
                                                                                                           -------
              Household Furniture and Appliances -- 1.6%
              Maytag Corporation                                                          120                3,975
              The Black & Decker Corporation                                               50                1,878
                                                                                                           -------
                                                                                                             5,853
                                                                                                           -------
              Leisure Time (Products) -- 2.0%
              Brunswick Corporation                                                       223                4,223
              Mattel, Inc.                                                                320                3,340
                                                                                                           -------
                                                                                                             7,563
                                                                                                           -------
              Retail  (Department Stores) -- 3.5%
              Nordstrom Inc.                                                              160                4,720
              Saks Incorporated                                                           275                3,987/A/
              The May Department Stores Company                                           150                4,275
                                                                                                           -------
                                                                                                            12,982
                                                                                                           -------

                                                                                     Shares/Par             Value
     ---------------------------------------------------------------------------------------------------------------------
     Consumer Cyclicals (continued)

              Retail (Specialty) -- 4.1%
              Toys "R" Us, Inc.                                                         1,025             $ 15,183/A/
                                                                                                          --------
              Retail (Specialty-Apparel) -- 1.2%
              The TJX Companies, Inc.                                                     202                4,484
                                                                                                          --------
              Textiles (Apparel) -- 0.2%
              Tommy Hilfiger Corporation                                                   50                  725/A/
                                                                                                          --------
     Consumer Staples -- 9.3%

              Entertainment -- 2.2%
              The Walt Disney Company                                                      75                3,103
              Time Warner Inc.                                                             50                5,000
                                                                                                          --------
                                                                                                             8,103
                                                                                                          --------
              Foods -- 1.0%
              Sara Lee Corporation                                                        210                3,780
                                                                                                          --------
              Housewares -- 1.2%
              Tupperware Corporation                                                      281                4,440
                                                                                                          --------
              Personal Care -- 0.5%
              Avon Products, Inc.                                                          70                2,034
                                                                                                          --------
              Retail Stores (Food Chains) -- 4.4%
              Albertson's, Inc.                                                           250                7,750
              Safeway Inc.                                                                110                4,977/A/
              The Kroger Co.                                                              202                3,541/A/
                                                                                                          --------
                                                                                                            16,268
                                                                                                          --------
     Financials -- 31.8%

              Banks (International) -- 5.8%
              Lloyds TSB Group plc                                                      2,045               21,620
                                                                                                          --------
              Banks (Major Regional) -- 2.8%
              Bank One Corporation                                                        195                6,703
              FleetBoston Financial Corporation                                           100                3,650
                                                                                                          --------
                                                                                                            10,353
                                                                                                          --------
              Banks (Money Center) -- 3.7%
              Bank of America Corporation                                                  75                3,933
              The Chase Manhattan Corporation                                             115               10,000
                                                                                                          --------
                                                                                                            13,933
                                                                                                          --------

                                                                                     Shares/Par             Value
     ---------------------------------------------------------------------------------------------------------------------
     Financials (continued)

              Consumer Finance -- 1.2%
              Countrywide Credit Industries, Inc.                                         100              $ 2,725
              Household International, Inc.                                                50                1,866
                                                                                                          --------
                                                                                                             4,591
                                                                                                          --------
              Financial (Diversified) -- 7.7%
              Citigroup Inc.                                                              118                6,969
              Fannie Mae                                                                   50                2,822
              Mid-America Apartment Communities, Inc.                                     236                5,315
              National Golf Properties, Inc.                                              294                6,197
              Nationwide Health Properties, Inc.                                          492                5,138
              XL Capital Ltd.                                                              41                2,270
                                                                                                          --------
                                                                                                            28,711
                                                                                                          --------
              Insurance (Life/Health) -- 1.6%
              UnumProvident Corporation                                                   360                6,120
                                                                                                          --------
              Insurance (Multi-Line) -- 0.7%
              The Hartford Financial Services Group, Inc.                                  50                2,638
                                                                                                          --------
              Insurance (Property/Casualty) -- 5.2%
              American Financial Group, Inc.                                              147                4,202
              Enhance Financial Services Group, Inc.                                      392                5,537
              IPC Holdings Limited                                                        209                2,508
              MGIC Investment Corporation                                                  50                2,181
              The Allstate Corporation                                                    200                4,763
                                                                                                          --------
                                                                                                            19,191
                                                                                                          --------
              Investment Banking/Brokerage-- 0.5%
              The Bear Stearns Companies, Inc.                                             40                1,838
                                                                                                          --------
              Savings and Loan Companies-- 2.6%
              Washington Mutual, Inc.                                                     365                9,673
                                                                                                          --------
     Health Care -- 6.6%

              Health Care (Diversified) -- 3.3%
              Abbott Laboratories                                                         173                6,077
              Bristol-Myers Squibb Company                                                 30                1,733
              Johnson & Johnson                                                            65                4,554
                                                                                                          --------
                                                                                                            12,364
                                                                                                          --------

                                                                                     Shares/Par             Value
     ---------------------------------------------------------------------------------------------------------------------
     Health Care (continued)

              Health Care (Drugs/Major Pharmaceuticals) -- 3.3%
              Eli Lilly & Company                                                          65              $ 4,095
              Merck & Co., Inc.                                                           135                8,387
                                                                                                          --------
                                                                                                            12,482
                                                                                                          --------
     Technology -- 16.3%

              Computers (Hardware) -- 10.3%
              Dell Computer Corporation                                                   100                5,394/A/
              Gateway, Inc.                                                                75                5,300/A/
              Hewlett-Packard Company                                                      10                1,326
              International Business Machines Corporation                                 225               26,550
                                                                                                          --------
                                                                                                            38,570
                                                                                                          --------
              Computers (Software Services) -- 1.0%
              Unisys Corporation                                                          150                3,825/A/
                                                                                                          --------
              Electronics (Semiconductors) -- 2.6%
              Intel Corporation                                                            75                9,895
                                                                                                          --------
              Photography/Imaging -- 2.4%
              Eastman Kodak Company                                                       110                5,974
              Xerox Corporation                                                           120                3,120
                                                                                                          --------
                                                                                                             9,094
                                                                                                          --------
     Utilities -- 0.6%

              Electric Companies -- 0.6%
              Edison International                                                        138                2,277
                                                                                                          --------
     Total Common Stocks and Equity Interests (Identified Cost -- $295,681)                                343,747
     ---------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 2.9%
     Bank of America
       6.15%, dated 3/31/00, to be repurchased at $5,416
       on 4/3/00 (Collateral: $6,087 Freddie Mac mortgage-
       backed securities, 6%, due 9/1/28, value $5,570)                                $5,413                5,413
     Goldman, Sachs & Company
       6.15%, dated 3/31/00, to be repurchased at $5,416
       on 4/3/00 (Collateral: $6,136 Fannie Mae mortgage-
       backed securities, 6%, due 10/1/29, value $5,613)                                5,414                5,414
                                                                                                          --------
     Total Repurchase Agreements (Identified Cost -- $10,827)                                               10,827
     ---------------------------------------------------------------------------------------------------------------------
     Total investments-- 94.9% (identified cost -- $306,508)                                               354,574
     Other assets less liabilities -- 5.1%                                                                  19,075
                                                                                                          --------
     Net assets -- 100.0%                                                                                 $373,649
                                                                                                          ========

--------------------------------------------------------------------------------------------------------------------------
Net assets consisting of:
Accumulated paid-in capital applicable to:
  19,829 Primary Class shares outstanding                                                                 $306,671
     633 Navigator Class shares outstanding                                                                 10,343
Accumulated net investment income/(loss)                                                                       845
Accumulated net realized gain/(loss) on investments
  and foreign currency transactions                                                                          7,726
Unrealized appreciation/(depreciation) of investments
  and foreign currency translations                                                                         48,064
                                                                                                          --------
Net assets -- 100.0%                                                                                      $373,649
                                                                                                          ========
Net asset value per share:
  Primary Class                                                                                             $18.26
                                                                                                            ======
  Navigator Class                                                                                           $18.39
                                                                                                            ======
--------------------------------------------------------------------------------------------------------------------------

/A/ Non-income producing.

See notes to financial statements.

Statements of Operations
(Amounts in Thousands)

                                                                                      Year Ended 3/31/00
                                                                     -------------------------------------------------------
                                                                         Value        Special Investment    Total Return
                                                                         Trust               Trust              Trust
     -----------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends:
       Affiliated companies                                          $      634           $  1,090            $     --
       Other securities/A/                                               98,680              6,301              14,260
     Interest                                                            27,888              6,303               1,558
                                                                     ----------           --------            --------
         Total income                                                   127,202             13,694              15,818
                                                                     ----------           --------            --------
Expenses:
     Investment advisory fee                                             80,417             16,299               3,970
     Distribution and service fees                                      106,510             22,164               5,143
     Transfer agent and shareholder servicing expense                     3,754                978                 335
     Audit and legal fees                                                   234                 62                  57
     Custodian fee                                                        1,921                504                 174
     Directors' fees                                                         17                 17                  11
     Registration fees                                                      913                235                  18
     Reports to shareholders                                              1,142                320                  93
     Other expenses                                                         232                 45                  20
                                                                     ----------           --------            --------
                                                                        195,140             40,624               9,821
         Less expenses reimbursed                                           (60)               (49)                 --
                                                                     ----------           --------            --------
         Total expenses, net of reimbursement                           195,080             40,575               9,821
                                                                     ----------           --------            --------
     Net Investment Income/(Loss)                                       (67,878)           (26,881)              5,997
                                                                     ----------           --------            --------
Net Realized and Unrealized Gain/(Loss) on Investments:
     Realized gain/(loss) on investments
       and foreign currency transactions/B/                           1,174,559            201,007              19,405
     Change in unrealized appreciation/(depreciation)
       of investments and foreign currency translations                (260,951)           406,280             (60,980)
                                                                     ----------           --------            --------
     Net Realized and Unrealized Gain/(Loss) on Investments             913,608            607,287             (41,575)
     -----------------------------------------------------------------------------------------------------------------------
     Change in Net Assets Resulting From Operations                  $  845,730           $580,406            $(35,578)
     -----------------------------------------------------------------------------------------------------------------------

     /A/ Net of foreign taxes withheld of $1,471, $65 and $116, respectively. /B/ Includes net realized gains/(losses) of $0 for Value Trust, $55,198 for Special Investment Trust and $(716) for Total Return Trust on sales of shares of Affiliated Companies. See notes to financial statements.

Statements of Changes in Net Assets
(Amounts in Thousands)

                                                                 Value             Special Investment         Total Return
                                                                 Trust                   Trust                   Trust
                                                          ---------------------   ---------------------   ---------------------
                                                               Years Ended            Years Ended             Years Ended
                                                          3/31/00       3/31/99    3/31/00      3/31/99    3/31/00     3/31/99
     --------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
     Net investment income/(loss)                      $   (67,878) $   (22,075) $  (26,881) $  (14,981)  $  5,997    $ 11,315
     Net realized gain/(loss) on investments
               and foreign currency transactions         1,174,559      448,566     201,007     336,374     19,405      39,998
     Change in unrealized appreciation/
               (depreciation) of investments
               and foreign currency translations          (260,951)   2,834,373     406,280     (48,661)   (60,980)   (111,047)
     --------------------------------------------------------------------------------------------------------------------------
     Change in net assets resulting
               from operations                             845,730    3,260,864     580,406     272,732    (35,578)    (59,734)
     Distributions to shareholders:
              From net investment income:
                  Primary Class                                 --           --          --          --     (7,936)    (11,139)
                  Navigator Class                               --           --          --          --       (421)       (484)
              From net realized gain on investments:
                  Primary Class                           (366,234)    (150,596)   (405,384)   (116,290)   (34,027)    (34,968)
                  Navigator Class                          (30,950)      (7,843)    (15,735)     (4,400)      (944)       (897)
     Change in net assets from Fund share
              transactions:
                  Primary Class                          1,626,765    2,429,161     651,428     149,813   (126,787)    (30,622)
                  Navigator Class                          340,303      390,271      39,442       1,291     (1,250)        109
     --------------------------------------------------------------------------------------------------------------------------
     Change in net assets                                2,415,614    5,921,857     850,157     303,146   (206,943)   (137,735)

Net Assets:
     Beginning of year                                  10,911,930    4,990,073   1,921,781   1,618,635    580,592     718,327
     --------------------------------------------------------------------------------------------------------------------------
     End of year                                       $13,327,544  $10,911,930  $2,771,938  $1,921,781   $373,649    $580,592
     --------------------------------------------------------------------------------------------------------------------------
     Accumulated net investment
              income/(loss)                            $      (124) $       (75) $       --  $       (4)  $    845    $  3,199
     --------------------------------------------------------------------------------------------------------------------------
      See notes to financial statements.

Financial Highlights

     Contained below is per share operating performance data for a Primary Class share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                              Investment Operations                         Distributions
                                     ---------------------------------------   ---------------------------------------
                                                                                              From
                          Net Asset      Net      Net Realized       Total        From        Net                       Net Asset
                           Value,    Investment  and Unrealized      From          Net      Realized                      Value,
                          Beginning    Income/   Gain/(Loss) on   Investment   Investment    Gain on         Total        End of
                           of Year     (Loss)     Investments     Operations     Income    Investments   Distributions     Year
---------------------------------------------------------------------------------------------------------------------------------
Value Trust
Years Ended Mar. 31,
    2000                    $73.09     $(.44)        $ 5.06         $ 4.62       $  --       $(2.46)       $(2.46)       $75.25
    1999                     50.10      (.18)         24.58          24.40          --        (1.41)        (1.41)        73.09
    1998                     34.11      (.02)         18.37          18.35        (.04)       (2.32)        (2.36)        50.10
    1997                     26.99       .13           8.68           8.81        (.16)       (1.53)        (1.69)        34.11
    1996                     20.21       .19           8.00           8.19        (.17)       (1.24)        (1.41)        26.99
Special Investment Trust
Years Ended Mar. 31,
    2000                    $38.82     $(.40)        $ 9.90         $ 9.50       $  --       $(8.04)       $(8.04)       $40.28
    1999                     36.02      (.32)          5.78           5.46          --        (2.66)        (2.66)        38.82
    1998                     26.55      (.31)         11.28          10.97          --        (1.50)        (1.50)        36.02
    1997                     25.09      (.23)          3.10           2.87          --        (1.41)        (1.41)        26.55
    1996                     19.96       --            5.60           5.60          --         (.47)         (.47)        25.09
Total Return Trust
Years Ended Mar. 31,
    2000                    $21.08     $ .22         $(1.43)        $(1.21)      $(.30)      $(1.31)       $(1.61)       $18.26
    1999                     24.63       .38          (2.35)         (1.97)       (.38)       (1.20)        (1.58)        21.08
    1998                     19.39       .44           7.23           7.67        (.40)       (2.03)        (2.43)        24.63
    1997                     16.45       .46           3.47           3.93        (.43)        (.56)         (.99)        19.39
    1996                     12.79       .48           3.69           4.17        (.51)          --          (.51)        16.45
---------------------------------------------------------------------------------------------------------------------------------
                                               Ratios/Supplemental Data
                            ---------------------------------------------------------------
                                                       Net
                                                   Investment                  Net Assets,
                                      Expenses    Income/(Loss)   Portfolio      End of
                            Total    to Average    to Average     Turnover        Year
                            Return   Net Assets    Net Assets       Rate     (in thousands)
-------------------------------------------------------------------------------------------
Value Trust
Years Ended Mar. 31,
    2000                     6.74%      1.68%        (.6)%          19.7%      $12,116,912
    1999                    49.93%      1.69%        (.4)%          19.3%       10,097,527
    1998                    55.34%      1.73%        (.1)%          12.9%        4,810,409
    1997                    33.59%      1.77%         .4%           10.5%        2,236,400
    1996                    42.09%      1.82%         .8%           19.6%        1,450,774
Special Investment Trust
Years Ended Mar. 31,
    2000                    28.55%      1.80%       (1.2)%          29.3%      $ 2,649,860
    1999                    16.85%      1.84%       (1.0)%          47.8%        1,850,289
    1998                    42.88%      1.86%       (1.1)%          29.8%        1,555,336
    1997                    11.58%      1.92%        (.9)%          29.2%          947,684
    1996                    28.47%      1.96%         --            35.6%          792,240
Total Return Trust
Years Ended Mar. 31,
    2000                     (6.62)%    1.89%        1.1%           85.4%      $   362,006
    1999                     (8.13)%    1.87%        1.7%           44.2%          565,317
    1998                     42.44%     1.88%        2.1%           20.6%          700,535
    1997                     24.33%     1.93%        2.6%           38.4%          380,458
    1996                     33.23%     1.95%        3.2%           34.7%          267,010
-------------------------------------------------------------------------------------------

See notes to financial statements.

    Notes to Financial Statements
    Value Trust
    Special Investment Trust
    Total Return Trust
    (Amounts in Thousands)
    ----------------------------------------------------------------------------
1. Significant Accounting Policies:

      The Legg Mason Value Trust, Inc. ("Value Trust"), the Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and the Legg Mason Total Return Trust, Inc. ("Total Return Trust") (each a "Fund") are registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.

      Each Fund consists of two classes of shares: Primary Class, offered since April 16, 1982, for Value Trust, since December 30, 1985, for Special Investment Trust, and since November 21, 1985, for Total Return Trust; and Navigator Class, offered to certain institutional investors since December 1, 1994, for each Fund. Information about the Navigator Class is contained in a separate report to its shareholders. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

   Security Valuation

      Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

   Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and

       (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

      The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   Investment Income and Distributions to Shareholders

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly for Value Trust and Total Return Trust, and annually for Special Investment Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations.

    ----------------------------------------------------------------------------
   Security Transactions

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At March 31, 2000, receivables for securities sold and payables for securities purchased for each of the Funds were as follows:

                                   Receivable for              Payable for
                                  Securities Sold         Securities Purchased
-------------------------------------------------------------------------------
Value Trust                           $238,131                   $140,468
Special Investment Trust                19,588                          0
Total Return Trust                      27,719                      8,361

   Federal Income Taxes

      No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

   Use of Estimates

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

      For the year ended March 31, 2000, investment transactions (excluding short-term investments) were as follows:

                                    Purchases            Proceeds From Sales
-----------------------------------------------------------------------------
Value Trust                        $4,281,348                 $2,283,084
Special Investment Trust              918,694                    649,165
Total Return Trust                    420,270                    573,183

      At March 31, 2000, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                           Net
                                                                                      Appreciation/
                                       Cost        Appreciation     Depreciation      (Depreciation)
------------------------------------------------------------------------------------------------------
      Value Trust                  $8,332,254       $6,130,752      $(1,234,928)        $4,895,824
      Special Investment Trust      1,828,511        1,131,663         (207,491)           924,172
      Total Return Trust              307,298           69,975          (22,699)            47,276

3. Repurchase Agreements:

      All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

    ----------------------------------------------------------------------------
4. Transactions With Affiliates:

      Each Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with investment advisory, management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets.

      LMFA has agreed to waive indefinitely its fees in any month to the extent Total Return Trust's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.95% of average daily net assets for Primary Class shares. The Funds' agreements with LMFA provide that expense reimbursements be made to Value Trust and Special Investment Trust for audit fees and compensation of the Funds' independent directors. The following chart shows the annual rate of advisory fees and audit and director fee reimbursements for each Fund:

                                                                                               Year Ended
                                                                                             March 31, 2000      At March 31, 2000
                                                                                             --------------      -----------------
                                                                                               Audit and
                                        Advisory              Asset               Expense     Director Fee            Advisory
      Fund                                Fee               Breakpoint          Limitation    Reimbursement         Fee Payable
      ----------------------------------------------------------------------------------------------------------------------------
      Value Trust                      1.00%              $0-$100 million            N/A            $60                $7,147
                                       0.75%         $100 million-$1 billion
                                       0.65%         in excess of $1 billion
      Special Investment Trust     same as above          same as above              N/A             49                 1,659
      Total Return Trust               0.75%               all assets               1.95%           N/A                   229

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee, based on each Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                                                            At March 31, 2000
                                                                         ------------------------
                                    Distribution           Service       Distribution and Service
      Fund                              Fund                 Fee               Fees Payable
      -------------------------------------------------------------------------------------------
      Value Trust                       0.70%               0.25%                 $9,359
      Special Investment Trust          0.75%               0.25%                  2,282
      Total Return Trust                0.75%               0.25%                    296

      Value Trust paid $5 and Special Investment Trust paid $22 in brokerage commissions to Legg Mason for Fund security transactions during the year ended March 31, 2000. Total Return Trust paid no brokerage commissions to Legg Mason during the year ended March 31, 2000.

      Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the year ended March 31, 2000: Value Trust, $1,174; Special Investment Trust, $310; and Total Return Trust, $88.

      LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

    ----------------------------------------------------------------------------
5. Line of Credit:

      The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the year ended March 31, 2000, the Funds had no borrowings under the Credit Agreement.

6. Fund Share Transactions:

      At March 31, 2000, there were 400,000, 100,000 and 50,000 shares authorized at $.001 par value for the Primary Class of Value Trust, Special Investment Trust and Total Return Trust, respectively. Share transactions were as follows:

                                                           Reinvestment
                                        Sold             of Distributions            Repurchased               Net Change
                                --------------------    ------------------    ------------------------    ----------------------
                                 Shares      Amount      Shares    Amount      Shares         Amount       Shares       Amount
--------------------------------------------------------------------------------------------------------------------------------
Value Trust
--Primary Class
  Year Ended March 31, 2000      54,139    $3,838,426    5,175     $347,619    (36,445)    $(2,559,280)    22,869    $1,626,765
  Year Ended March 31, 1999      64,387     3,627,343    2,789      143,657    (25,054)     (1,341,839)    42,122     2,429,161

--Navigator Class
  Year Ended March 31, 2000       7,623    $  553,197      413     $ 28,343     (3,351)    $  (241,237)     4,685    $  340,303
  Year Ended March 31, 1999       8,759       469,123      133        7,050     (1,512)        (85,902)     7,380       390,271

 Special Investment Trust
--Primary Class
  Year Ended March 31, 2000      14,535    $  552,539   11,373     $395,951      (7,775)   $  (297,062)    18,133    $  651,428
  Year Ended March 31, 1999      15,145       485,457    3,628      114,566     (14,290)      (450,210)     4,483       149,813

--Navigator Class
  Year Ended March 31, 2000       1,136    $   43,594      410     $ 15,184        (466)   $   (19,336)     1,080    $   39,442
  Year Ended March 31, 1999         403        13,258      133        4,362        (476)       (16,329)        60         1,291

Total Return Trust
--Primary Class
  Year Ended March 31, 2000       3,156    $   66,495    1,920     $ 40,459     (12,059)   $  (233,741)    (6,983)   $ (126,787)
  Year Ended March 31, 1999       5,844       131,325    2,014       44,666      (9,494)      (206,613)    (1,636)      (30,622)

--Navigator Class
  Year Ended March 31, 2000         213    $    4,447       64     $  1,347        (362)   $    (7,044)       (85)   $   (1,250)
  Year Ended March 31, 1999         172         3,717       61        1,369        (230)        (4,977)         3           109
--------------------------------------------------------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors and Shareholders of Legg Mason Value Trust, Inc.
                                              Legg Mason Special Investment Trust, Inc.
                                              Legg Mason Total Return Trust, Inc.:

  In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Value Trust, Inc., Legg Mason Special Investment Trust, Inc., and Legg Mason Total Return Trust, Inc. (hereafter referred to as the "Funds") at March 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
May 5, 2000

Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Nelson A. Diaz
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      G. Peter O'Brien
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      PricewaterhouseCoopers LLP
      Baltimore, MD


      This report is not to be distributed unless preceded or accompanied by a prospectus.


               Legg Mason Wood Walker, Incorporated

            --------------------------------------------

                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 o 539 o 0000


LMF-002
5/00